UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2013

ONCOGENEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1522 217th Place S.E. Bothell, Washington	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 487-9500

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Agreement.

On June 18, 2013, OncoGenex Pharmaceuticals, Inc. (the “Company”) entered into an At-the-Market Issuance Sales Agreement (the “Agreement”) with MLV & Co. LLC (“MLV”) under which the Company may offer and sell shares of its common stock having aggregate sales proceeds of up to $25,000,000 from time to time through MLV as its sales agent. Sales of the Company’s common stock through MLV, if any, will be made by any method permitted that is deemed an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, including by means of ordinary brokers’ transactions on The NASDAQ Capital Market or otherwise at market prices prevailing at the time of sale, in block transactions, or as otherwise agreed upon by the Company and MLV. MLV will use commercially reasonable efforts to sell the Company’s common stock from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay MLV a commission of up to 3.0% of the gross sales proceeds of any shares of common stock sold through MLV under the Agreement. The Company has also provided MLV with customary indemnification rights.

The Company is not obligated to make any sales of common stock under the Agreement. The offering of shares of the Company’s common stock pursuant to the Agreement will terminate upon the earlier of (i) the sale of all common stock subject to the Agreement or (ii) termination of the Agreement in accordance with its terms.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K also incorporates by reference the Agreement into the shelf registration statement on Form S-3 (File No. 333-184829) previously filed with the Securities and Exchange Commission.

The opinion of the Company’s counsel regarding the validity of the common stock that will be issued pursuant to the Agreement is filed herewith as Exhibit 5.1.

The above disclosure shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

1.1	At-the-Market Issuance Sales Agreement, dated June 18, 2013, by and between OncoGenex Pharmaceuticals, Inc. and MLV & Co. LLC.

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.

Date: June 18, 2013	/s/ Susan Wyrick
Susan Wyrick Senior Director, Finance (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

1.1	At-the-Market Issuance Sales Agreement, dated June 18, 2013, by and between OncoGenex Pharmaceuticals, Inc. and MLV & Co. LLC.

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1)